    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 29, 1999

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported):  APRIL 23, 1999

                           INTERACTIVE NETWORK, INC.
            (Exact Name of Registrant as Specified in Its Charter)

                                  CALIFORNIA
                (State or Other Jurisdiction of Incorporation)

          0-19579                                     94-3025019
  (Commission file Number)              (I.R.S. Employer Identification No.)

                   1161 OLD COUNTY ROAD, BELMONT, CA  94002
                   (Address of Principal Executive Offices)

                                (650) 508-8793
             (Registrant's Telephone Number, Including Area Code)

                                With a copy to:
                           Robert S. Townsend, Esq.
                            Morrison & Foerster LLP
                               425 Market Street
                            San Francisco, CA 94105
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                            ITEM 5.  OTHER EVENTS.

On April 23, 1999, the Registrant consummated the transactions contemplated by the Exchange Agreement entered into between the Registrant, TCI Programming Holding Company, III, TCI Development LLC, National Broadcasting Company, Inc., Sprint Corporation and Motorola, Inc. dated as of April 15, 1999 (the "Exchange Agreement"), a copy of which is attached hereto as Exhibit 1.1 and incorporated herein by reference.

On April 26, 1999, the Registrant issued a press release related to the above events, a copy of which is attached hereto as Exhibit 1.2 and incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits

1.1  Exchange Agreement.

1.2  Press Release issued by the Registrant dated April 26, 1999.

                                       1

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           Date:  April 29, 1999

                           INTERACTIVE NETWORK, INC.

                           By: /s/ Bruce Bauer
                           -------------------
                                   Bruce Bauer
                                   President and Chief Executive Officer